                                                                   Exhibit 23.1


                       INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of UnionBanCal Corporation on Form S-8 of our report dated March 3, 1999, appearing in the Annual Report on Form 10-K of UnionBanCal Corporation for the year ended December 31, 1998.

/s/ Deloitte & Touche LLP

San Francisco, California
January 26, 2000